                              GOLDMAN SACHS TRUST

                   GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
                            CLASS A, B AND C SHARES
                             INSTITUTIONAL SHARES
                                SERVICE SHARES

                        SUPPLEMENT DATED MAY 1, 1998 TO
                      PROSPECTUSES DATED JANUARY 1, 1998

                               ----------------

Under "DESCRIPTION OF UNDERLYING FUNDS" in each Prospectus:

  The investment policies of the Mid Cap Equity Fund are modified by the following:

  The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion) ("Mid-Cap Companies").

  The investment policies of the Small Cap Value Fund are amended to eliminate the current emphasis on investments in companies with public stock market capitalizations of $500 million or less at the time of investment.

  The following is a concise description of the investment objectives of additional Underlying Funds that are available for investment by the Asset Allocation Portfolios:

           Fund Name                Investment Objectives           Investment Criteria
-------------------------------------------------------------------------------------------
  Japanese Equity Fund         Long-term capital appreciation. Substantially all, and at
                                                               least 65%, of total assets
                                                               in equity securities of
                                                               Japanese companies. The Fund
                                                               may employ currency manage-
                                                               ment techniques.
-------------------------------------------------------------------------------------------
  International Small Cap Fund Long-term capital appreciation. Substantially all, and at least 65%, of total assets
                                                               in equity securities of
                                                               companies with public stock
                                                               market capitalizations of $1
                                                               billion or less at the time
                                                               of investment that are
                                                               organized outside the United
                                                               States or whose securities
                                                               are principally traded out-
                                                               side the United States. The
                                                               Fund may employ currency
                                                               management techniques.

  Under the subsection "Underlying Equity Funds," the following paragraph is added:

  ACTIVELY MANAGED FUNDS. The International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

Under "MANAGEMENT," subsection "Investment Adviser" in each Prospectus, the fourth paragraph is amended as follows:

  The investments of each Portfolio are managed by Robert B. Litterman, Ph.D and Mark M. Carhart, Ph.D. Mr. Litterman is a Managing Director of Goldman Sachs and since April 1998 head of GSAM's Quantitative Research and Risk Management team. From November 1994 to April 1998, he was the head of the Firmwide Risk department and worked with the late Fischer Black on the Black-Litterman Global Asset Allocation Model. Mr. Carhart joined the Investment Adviser in 1997 as a member of the Quantitative Research and Risk Management team. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Under "MANAGEMENT," after the "Distributor and Transfer Agent" subsection in each Prospectus, the following will be included:

  YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Portfolio service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels. In addition, the Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

  At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

Under "REPORTS TO SHAREHOLDERS" in the Goldman Sachs Asset Allocation Portfolios Class A, B, C and Institutional Prospectuses, the following is added after the first sentence:

  To eliminate unnecessary duplication, only one copy of the annual and semi-annual reports may be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-526-7384 (Class A, B and C shareholders) and 800-621-2550 (Institutional shareholders).

Under "HOW TO INVEST," subsection "Offering Price--Class A Shares" in the Goldman Sachs Asset Allocation Portfolios Class A, B and C Prospectus, the first sentence of the second full paragraph is replaced with the following:

  Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the "CDSC period"), a CDSC of 1.00% may be imposed unless, in certain cases, the investor's Authorized Dealer enters into an agreement with Goldman Sachs to return all or an applicable prorated portion of its commission to Goldman Sachs.

Under "HOW TO INVEST," subsection "Offering Price--Class A Shares" in the Goldman Sachs Asset Allocation Portfolios Class A, B and C Prospectus, subsection (h)(4) of the third full paragraph is revised as follows:

  (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan;

Appendix A of each Prospectus is amended as follows:

  Under "Description of Investments and Investment Techniques of the Underlying Funds," the following two paragraphs are added:

  STANDARD AND POOR'S DEPOSITORY RECEIPTS

  Each Underlying Equity Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risks to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

  EQUITY SWAPS

  Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that its Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

  Under the subsection "Foreign Investments--Foreign Securities," the following is added after the last sentence of the first paragraph:

  The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely effect the value of securities held by the Underlying Funds.

                                                                      AASTK5/98